UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2004 (October 29, 2004)

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road
Suite 100
Timonium, Maryland 21093
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01    Other Events

On October 29, 2004, Omega Healthcare Investors, Inc. (the "Company") announced its intention to offer $60.0 million aggregate principal amount of 7% senior notes due 2014. A copy of the Company's press release announcing the foregoing is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits.

Exhibit

Number    Description

99.1	Press Release dated October 29, 2004.

::ODMA\PCDOCS\ATL\812775\1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: October 29, 2004              By: /S/ C. TAYLOR PICKETT
    C. Taylor Pickett
    President and Chief Executive Officer

::ODMA\PCDOCS\ATL\812775\1

EXHIBIT INDEX

Exhibit

Number   Description

99.1	Press Release dated October 29, 2004.

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